SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2004

Internet Capital Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-26929	23-2996071
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

690 Lee Road, Suite 310, Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

610.727.6900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Item 5.	Other Events.

On April 1, 2004, Internet Capital Group, Inc.(the “Registrant”) announced that it had entered into an agreement to sell a total of $60,000,000 principal amount of 5.00% senior convertible notes due 2009 (the “Notes”) in a private placement. The Registrant hereby incorporates by reference the following documents relating to this private placement (i) the Securities Purchase Agreement, attached hereto as Exhibit 10.1, (ii) Form of Senior Convertible Note, attached hereto as Exhibit 10.2, (iii) Form of Registration Rights Agreement, attached hereto as Exhibit 10.3, and (iv) Form of Escrow Agreement, attached hereto as Exhibit 10.4. The press release (“Internet Capital Group Announces Agreement to Issue Convertible Notes”) for this announcement is attached to this report as Exhibit 99.1 and is incorporated by reference to this report.

Item 7.	Financial Statements, Pro Form Financial Information and Exhibits.

(c) Exhibits.

Number	Exhibit

10.1	Securities Purchase Agreement, dated as of March 31, 2004, by and among Internet Capital Group, Inc. and the investors listed on the Schedule of Buyers attached as Schedule I thereto.

10.2	Form of Senior Convertible Note.

10.3	Form of Registration Rights Agreement.

10.4	Form of Escrow Agreement.

99.1	Press Release dated April 1, 2004 (“Internet Capital Group Announces Agreement to Issue Convertible Notes”), issued by Internet Capital Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNET CAPITAL GROUP, INC.

By:	/s/ Anthony P. Dolanski

Name:	Anthony P. Dolanski
Title:	Chief Financial Officer

Date: April 1, 2004

EXHIBIT INDEX

Number	Exhibit

10.1	Securities Purchase Agreement, dated as of March 31, 2004, by and among Internet Capital Group, Inc. and the investors listed on the Schedule of Buyers attached as Schedule I thereto.

10.2	Form of Senior Convertible Note.

10.3	Form of Registration Rights Agreement.

10.4	Form of Escrow Agreement.

99.1	Press Release dated April 1, 2004 (“Internet Capital Group Announces Agreement to Issue Convertible Notes”), issued by Internet Capital Group, Inc.